Exhibit 10.1


THIRD AMENDMENT, dated as of May 8, 1998 (this "Amendment"), to the CREDIT AGREEMENT, dated as of October 2, 1997, as amended by the Global Amendment and Assignment and Acceptance, dated as of October 20, 1997 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among AXIOHM TRANSACTION SOLUTIONS, INC. (f/k/a DH Technology, Inc.), a California corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), LEHMAN BROTHERS INC., as arranger, LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacities, the "Syndication Agent"), and UNION BANK OF CALIFORNIA, N.A., as administrative agent (the "Administrative Agent").

                                W I T N E S S E T H :


WHEREAS, the Borrower, the Syndication Agent, the Administrative Agent and the Lenders are parties to the Credit Agreement; and

WHEREAS, the parties wish to amend the Credit Agreement to effectuate certain changes requested by the Borrower and the Administrative Agent, all as set forth in this Amendment;

NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

     SECTION 1.  DEFINITIONS.

     1.1 Defined Terms. Unless otherwise defined herein and except as set forth in this Amendment, terms defined in the Credit Agreement are used herein as therein defined.


     SECTION 2.  AMENDMENT OF CREDIT AGREEMENT.

     2.1 Amendment.1 Amendment. Section 6.8(d) of the Credit Agreement is hereby amended by adding the following after the first reference therein to "property":

     "except for a leasehold interest in real property in multi-tenant facilities where the use of the total facility is exclusively for offices and where the Borrower's leasehold interest is 25% or less of the total leasehold,"

     SECTION 3.  MISCELLANEOUS.

     3.1 Effectiveness. This Amendment shall become effective on the date (the "Effective Date") when the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by the Borrower, the Administrative Agent and the Required Lenders.


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     3.2  Representations and Warranties.  After giving effect to the amendment contained herein, on the Effective Date, the Borrower hereby
     (i) confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement; provided that each reference in such Section 4 to "this Agreement" shall be deemed to be a reference both to this Amendment and to the Credit Agreement as amended by this Amendment and (ii) confirms that no Default or Event of Default shall have occurred and be continuing.

     3.3 Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein. The Third Amendment and all prior and future amendments, consents and waivers in respect of the Credit Agreement each shall be a Loan Document.

     3.4 Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

     3.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     3.6 Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                   AXIOHM TRANSACTION SOLUTIONS, INC.

                                   By: /s/ Janet W. Shanks
                                      --------------------------------
                                   Title: Chief Accounting Officer



                                   UNION BANK OF CALIFORNIA, N.A., as
                                    Administrative Agent and as a Lender

                                   By: /s/ [ILLEGIBLE]
                                      ---------------------------------
                                   Title: Vice President/SCE



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                                   LEHMAN COMMERCIAL PAPER INC., as
                                   Syndication Agent and as a Lender

                                   By: /s/ Michele Swanson
                                      ---------------------------------
                                   Title: Authorized Signatory


                                   SOUTHERN PACIFIC BANK

                                   By: /s/ Cheryl A. Wasilewski
                                      ---------------------------------
                                   Title:  Vice President

                                   BHF-BANK AKTIENGESELLSCHAFT

                                   By: /s/ Dan Dobrjanskyi
                                      ---------------------------------
                                   Title: Assistant Vice President

                                   By: /s/ Anthony Heyman
                                      ---------------------------------
                                   Title: Assistant Vice President

                                   BSB BANK & TRUST COMPANY

                                   By: /s/ J.B. Wariott
                                      ---------------------------------
                                   Title: Administrative Vice President

                                   IMPERIAL BANK, A CALIFORNIA BANKING
                                   CORPORATION

                                   By: /s/ Ray Vadalma
                                      ---------------------------------
                                   Title: Senior Vice President

                                   MELLON BANK, N.A.

                                   By: /s/ E.M. Foda
                                      ---------------------------------



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